Long-Term Incentive Plan	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Long-Term Incentive Plan
Long-Term Incentive Plan
Our general partner manages our operations and activities and employs the personnel who provide support to our operations. On November 2, 2009, the board of directors of our general partner adopted an LTIP for its employees, consultants and directors who perform services for it or its affiliates. On May 25, 2010, the board of directors of our general partner adopted an amended and restated LTIP. On July 11, 2012, the board of directors of our general partner adopted a second amended and restated long-term incentive plan that effectively increased available awards by 871,750 units. At December 31, 2012, 2011 and 2010, there were 920,193, 54,827 and 62,246 units, respectively, available for future grant under the LTIP giving retroactive treatment to the reverse unit split described in Note 13 “Partners’ Capital”.
Ownership in the awards is subject to forfeiture until the vesting date. The LTIP is administered by the board of directors of our general partner. The board of directors of our general partner, at its discretion, may elect to settle such vested phantom units with a number of units equivalent to the fair market value at the date of vesting in lieu of cash. Although our general partner has the option to settle in cash upon the vesting of phantom units, our general partner has not historically settled these awards in cash. Although other types of awards are contemplated under the LTIP, the only currently outstanding awards are phantom units without dividend equivalent rights ("DERs").
Generally, grants issued under the LTIP vest in increments of 25% on each grant anniversary date and do not contain any vesting requirements other than continued employment.
Prior to our initial public offering, the fair value of the grants issued was calculated by the general partner based on several valuation models, including: a discounted cash flow ("DCF") model, a comparable company multiple analysis and a comparable recent transaction multiple analysis. As it relates to the DCF model, the model includes certain market assumptions related to future throughput volumes, projected fees and/or prices, expected costs of sales and direct operating costs and risk adjusted discount rates. Both the comparable company analysis and recent transaction analysis contain significant assumptions consistent with the DCF model, in addition to assumptions related to comparability, appropriateness of multiples (primarily based on EBITDA and DCF) and certain assumptions in the calculation of enterprise value.
The following table summarizes our unit-based awards for each of the periods indicated, in units:

	Year Ended
	December 31,
	2012	2011	2010

Outstanding at beginning of period	162,860	205,864	175,236
Granted	38,595	19,414	74,437
Forfeited	(12,517)	—	—
Vested	(98,000)	(62,418)	(43,809)
Outstanding at end of period	90,938	162,860	205,864
Fair value per unit	$14.70 to $21.40	$14.70 to $19.69	$14.70 to $16.15

The fair value of our phantom units, which are subject to equity classification, is based on the fair value of our units at the grant date. Compensation costs related to these awards including amortization, modification costs, DER payments and the cost of the DER buy-out for the years ended December 31, 2011 and 2010 was $3.4 million and $1.7 million, respectively, which is classified as equity compensation expense in the consolidated statement of operations and the non-cash portion in partners’ capital on the consolidated balance sheet. There were no remaining DERs as of or for the year ended December 31, 2012.
In June 2011, certain existing LTIP grant agreements were modified to exclude the DER provision in exchange for a cash payment of $1.5 million which has been included in equity compensation expense in the consolidated statement of operations.
The total fair value of vesting units at the time of vesting was $1.9 million, $1.2 million, and $0.9 million for the years ended December 31, 2012, 2011, and 2010, respectively.
The total compensation cost related to unvested awards not yet recognized at December 31, 2012, 2011, and 2010 was $1.4 million, $2.7 million, and $3.8 million, respectively, and the weighted average period over which this cost is expected to be recognized as of December 31, 2012 is approximately 1.3 years.